UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 9, 2014

INFORMATION ARCHITECTS CORPORATION

(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of incorporation)	0-22325 (Commission File Number)	87-0399301 (IRS Employer Identification No.)

7625 Chapelhill Drive
Orlando, Florida 32819

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (954) 358-7099

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

It has been brought to the Company’s attention that several websites and or stock analysis and or promoters have disclosed certain facts and statements about mergers, acquisitions, and operations of the Company that are not correct. Unfortunately, the Company can not control these statements and advise all shareholders to this filing.

As for myself, Steve Adelstein individually being a named party to these releases, I fully deny any affiliation whatsoever.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9, 2014	INFORMATION ARCHITECTS CORPORATION

	By:	/s/ Steve Adelstein
Name: Steve Adelstein
Title: President